UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005



                          AMERICAN ECOLOGY CORPORATION


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       0-11688              95-3889638
           --------                       -------              ----------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)           Number)         Identification Number)

     Lakepointe Centre I,
300 E. Mallard Drive, Suite 300                                    83706
         Boise, Idaho                                              -----
(Address of principal executive                                 (Zip Code)
           offices)

                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 28, 2005 the Company issued a press release entitled "AMERICAN ECOLOGY ENTERS TEN YEAR SUBLEASE WITH STATE OF WASHINGTON FOR DISPOSAL FACILITY".

A copy of the Sublease is attached as Exhibit 10.1 and incorporated by reference herein.

A copy of the press release is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 10.1 Form of Sublease dated July 27, 2005 between the State of Washington and US Ecology Washington, Inc.
Exhibit 99 Press Release dated July 28, 2005 titled "AMERICAN ECOLOGY ENTERS TEN YEAR SUBLEASE WITH STATE OF WASHINGTON FOR DISPOSAL FACILITY"


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AMERICAN ECOLOGY CORPORATION
                                                (Registrant)




Date:  July 29, 2005                    By:/S/ James R. Baumgardner
                                           ------------------------
                                                 James R. Baumgardner
                                                 Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer


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
                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 10.1 Form of Sublease dated July 27, 2005 between the State of Washington and US Ecology Washington, Inc.
Exhibit 99 Press Release dated July 28, 2005 titled "AMERICAN ECOLOGY ENTERS TEN YEAR SUBLEASE WITH STATE OF WASHINGTON FOR DISPOSAL FACILITY"


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